[The American Funds Group(r)]
Fundamental Investors

Semi-Annual Report

For the six months
ended June 30, 2000

[cover:  various photographs of Dr. Tony Alonso and Sumi Iwasaki]


Fundamental Investors(SM) seeks long-term growth of capital and income primarily through investments in common stocks.

Fundamental Investors is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.



Results at a Glance

Total Return Through 6/30/00             Six          One           Five           10
with all distributions                   Months       Year          Years          Years
reinvested
Fundamental Investors                    +5.88%       +12.80%       +164.14%       +383.36%
Lipper Multi-Cap Value Funds             <UNDEF>0.77   -6.66         +92.61         +237.09
Index

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment for periods ended June 30, 2000, with all distributions reinvested:

Class A Shares                               One Year      Five Years      10 Years

Reflecting 5.75% maximum sales               +6.31%        +20.01%         +16.37%
charge


Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's fiscal period.

Please see back cover for important information about Class A and Class B shares.

The fund's 30-day yield as of July 31, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 1.27%.


Figures shown are past results and are not predictive of future results. Share price and return will vary, so you may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. Investing outside the United States involves additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund's prospectus.

On the cover: The images are a reprise from our 1999 annual report in which we featured Dr. Tony Alonso and Sumi Iwasaki. These shareholders' fundamental values guided them in keeping their long-term commitment to the fund.




Fellow shareholders

The markets gave investors a wake-up call this spring. By the end of June, the Dow Jones Industrial Average was down 8.4% year to date, and the broader Standard & Poor's 500 Composite Index, which tracks large-company U.S. stocks, declined 0.4%. During this period, shares of Fundamental Investors increased 5.9% (with reinvestment of dividends and capital gains). We produced these results by continuing our tradition of focusing on undervalued, profitable and well-run companies with good long-term prospects.

As we have in the past few years, we paid two 10-cent quarterly dividends, which resulted in an income return of 0.6% for the period (1.2% annualized). A long-term capital gain distribution of 51 cents was paid in February.

It was a challenging time to invest, as can be seen by the 0.8% average loss turned in by our peers in the Lipper Multi-Cap Value Funds Index, which tracks 30 of the largest U.S. multi-cap value funds. (These are funds that seek to invest in undervalued companies in all market capitalization ranges.) The Federal Reserve Board, concerned about inflation, raised short-term interest rates and thus increased the possibility of tougher times for economically dependent companies some of which we own in the fund. During this same period, many "dot-coms" got some of the speculative stuffing knocked out of them. And though these types of companies are not prevalent in multi-cap value funds, their sudden reversal of fortunes was sobering to all investors.


High Concentration of Quality Companies

Fundamental Investors' success during the period was primarily related to a high concentration of rapidly growing companies and an investment objective that guided us to many companies with stabilizing dividends.

Those of you who know American Funds' long-term buy-and-hold philosophy won't be surprised that many of the fund's largest holdings are names we've talked about for years. But given the raised eyebrows about Internet stocks, it may surprise you to hear that many of our stars during this period were technology companies. Yes, many "dot-coms" got their come-uppance as investors realized that, in many cases, the emperors had no clothes. But the solid citizens of the technology kingdom the ones that provide the necessary infrastructure to a now technology-dependent society got their due rewards.

Corning (+109.3%), Texas Instruments (+41.8%) and Ericsson (+21.8%) are three such examples. The fund's largest holding, Corning, narrowed its focus to emphasize products that are key to the new economy such as optical fibers that create pipelines for digital information and lightweight liquid-crystal displays for laptops, cell phones and other handheld devices. Representing 3.4% of the portfolio, Corning's outstanding return had an important impact on the fund.

Texas Instruments is another company that refocused its business on the products in demand by the new economy. We bought shares of Texas Instruments even before the company trimmed away its less profitable computer-memory businesses to concentrate on digital signal processors. DSPs power many consumer goods such as cell phones, modems and digital cameras. The stock has been a major contributor to the fund's success for a number of years.

As surely as the world is going digital, it's also going wireless. Swedish-based Ericsson is the world leader in creating the standard for base stations that process and convey the digital and the wireless information that make it possible for us to be "connected" while mobile.


Companies with Promising Futures

Extensive and beneficial merger activity dominated the fund's largest media and entertainment holdings. Viacom (+14.0%) finally completed its merger with CBS, offering the promise of huge advertising revenues. The Time Warner (+4.9%) and America Online merger will create the first media and communications company powered by the Internet. Paris-based Vivendi plans to purchase Seagram (+29.1%) to gain access to its Universal Studios assets. After having sold all Disney (+32.7%) holdings last year, we bought back the stock at substantially lower prices; it now represents the fund's 12th largest holding.

Pharmaceutical companies were also important to the fund in this period. In spite of political machinations, we believe it is unlikely that price controls will be placed on these companies' products. Strong research abilities and effective remedies for common medical ailments among our aging population created a favorable environment for three of our largest holdings: Pfizer (+50.7%), Pharmacia (+46.0%) and AstraZeneca (+11.4%). The fund held shares of Pfizer and Warner-Lambert when they merged during the period as well as shares of Pharmacia and Monsanto when they merged.


What Helped, What Hurt

Fundamental Investors was also helped by a concentration of oil- and gas-related companies. Last year it became apparent to us that the market for natural gas was tightening, given increasing demand and short supply. We also believed that a more unified OPEC would be better able to manage prices and, therefore, improve prospects for earnings in the companies we own. Companies like Phillips Petroleum (+7.8%), Suncor Energy (+10.6%) and Murphy Oil (+3.6%) helped stabilize the fund with returns modestly ahead of the overall stock market.

As we mentioned earlier, the fund was hurt by its economically sensitive holdings. Rising interest rates, an uncertain market and anticipation of an economic slowdown affected interest-sensitive companies such as Alcoa (-30.1%), Dow Chemical (-32.2%) and Weyerhaeuser (-40.1%). We attribute the falling stock prices of such companies to recessionary concerns. Since we don't anticipate such a harsh slowdown, we expect to hold on to the best managed of these cyclical companies.

As can be seen by the market and the returns of our peers, this was a difficult period to invest successfully. It was a reminder that markets can go down, too. We are pleased that over the past 10 years Fundamental Investors has achieved an average annual compound return of 17.1% compared with 12.9% for the Lipper Multi-Cap Value Funds Index. We appreciate your trust, and we will continue our efforts to help you meet your long-term financial goals.


Sincerely,

/s/ James F. Rothenberg
James F. Rothenberg
Chairman

/s/ James E. Drasdo
James E. Drasdo
President

August 14, 2000



Fundamental Investors, Inc.
June 30, 2000
                                                                        PERCENT OF   PERCENT
Largest Equity Holdings                                                 NET ASSETS    CHANGE (1)

Corning                                                                      3.42%  +109.31%
Pharmacia                                                                      3.21    +46.0 (2)
Viacom                                                                         3.09    +14.0 (2)
Texas Instruments                                                              2.97    +41.8
Pfizer                                                                         2.81    +50.7 (2)
AstraZeneca                                                                    2.47    +11.4
News Corp.                                                                     2.46    +42.2
Time Warner                                                                    2.09     +4.9
Seagram                                                                        1.75    +29.1
IBM                                                                            1.62     +1.5

1 Reflects change in market price for the
 six months ended June 30, 2000 (excludes dividends).
2 Adjusted for mergers.

                                                                        PERCENT OF
Largest Industry Holdings                                               NET ASSETS

Health & Personal Care                                                        13.60
Broadcasting & Publishing                                                     10.39
Electronic Components                                                          8.37
Energy Sources                                                                 7.50
Data Processing & Reproduction                                                 5.45

Fundamental Investors, Inc.
Investment Portfolio, June 30, 2000
                                                                                           Unaudited

                                                                              Shares or        Market  Percent
                                                                              Principal         Value   of Net
Equity Securities (common and preferred stocks                                   Amount          (000)  Assets
 and convertible debentures)
HEALTH & PERSONAL CARE  -  13.60%
Pharmacia Corp. (merger of Monsanto Co. and                                   11,580,800     $598,582
Pharmacia & Upjohn, Inc.)
Monsanto Co. 6.50% ACES convertible                                              200,000         9,050   3.21%
 preferred 2001, units
Pfizer Inc (merged with Warner-Lambert)                                       11,100,000       532,800     2.81
AstraZeneca PLC (United Kingdom)                                               6,715,500       313,125
AstraZeneca Group PLC (ADR)                                                    3,300,766       153,486     2.47
American Home Products Corp.                                                   5,000,000       293,750     1.55
Gillette Co.                                                                   4,100,000       143,244      .76
Bristol-Myers Squibb Co.                                                       2,200,000       128,150      .68
Cardinal Health, Inc.                                                          1,004,650        74,344      .39
Becton, Dickinson and Co.                                                      2,400,000        68,850      .36
Elan Corp., PLC (ADR) (Ireland) (1)                                            1,400,000        67,812      .36
Celera Genomics (1)                                                              528,800        49,443      .26
Kimberly-Clark Corp.                                                             800,000        45,900      .24
Avon Products, Inc.                                                              854,400        38,021      .20
Sanofi-Synthelabo SA (France)                                                    475,000        22,636      .12
IVAX Corp. 5.50% convertible debentures 2007 (2)                            $15,000,000         19,856      .11
Forest Laboratories, Inc. (1)                                                    150,000        15,150      .08

BROADCASTING & PUBLISHING  -  10.39%
Viacom Inc., Class B (1) (merged with CBS)                                     6,223,500       424,365
Viacom Inc., Class A (1)                                                       2,351,200       160,763     3.09
News Corp. Ltd., preferred (ADR) (Australia)                                   6,200,000       294,500
News Corp. Ltd. (ADR)                                                          3,150,000       171,675     2.46
Time Warner Inc.                                                               5,214,300       396,287     2.09
Dow Jones & Co., Inc.                                                          2,098,500       153,715      .81
Fox Entertainment Group, Inc., Class A (1)                                     3,650,000       110,869      .59
A.H. Belo Corp., Class A                                                       3,000,000        51,938      .28
Comcast Corp., Class A, special stock (1)                                      1,000,000        40,500      .21
New York Times Co., Class A                                                    1,000,000        39,500      .21
E.W. Scripps Co., Class A                                                        700,000        34,475      .18
Knight-Ridder, Inc.                                                              625,000        33,242      .18
Gannett Co., Inc.                                                                500,000        29,906      .16
Tribune Co.                                                                      718,400        25,144      .13

ELECTRONIC COMPONENTS  -  8.37%
Corning Inc.                                                                   2,400,000       647,700     3.42
Texas Instruments Inc.                                                         8,193,024       562,758     2.97
Advanced Micro Devices, Inc. (1)                                               1,200,000        92,700      .49
Motorola, Inc.                                                                 3,161,100        91,869      .49
SCI Systems, Inc.(1)                                                           2,000,000        78,375
SCI Systems, Inc. 3.00% convertible debentures 2007                         $10,000,000          9,875      .47
Intel Corp.                                                                      380,000        50,801      .27
Infineon Technologies AG (Germany) (1)                                           315,500        25,008      .13
Micron Technology, Inc. (1)                                                      200,000        17,613      .09
Semtch Corp. 4.50% convertible debentures 2007 (2)                           $8,000,000          8,240      .04

ENERGY SOURCES  -  7.50%
Texaco Inc.                                                                    4,300,000       228,975     1.21
Phillips Petroleum Co.                                                         4,354,300       220,709     1.17
Suncor Energy Inc. (Canada)                                                    8,780,000       202,848     1.07
Unocal Corp.                                                                   5,000,000       165,625
Unocal Capital Trust $3.125 convertible preferred                                450,000        20,700      .98
Norsk Hydro AS (Norway)                                                        2,701,000       113,434
Norsk Hydro AS (ADR)                                                           1,609,000        67,679      .96
Murphy Oil Corp.                                                               2,194,900       130,459      .69
USX-Marathon Group                                                             3,000,000        75,188      .40
Shell Canada Ltd. (Canada)                                                     3,254,700        73,106      .39
Royal Dutch Petroleum Co. (New York Registered)                                  500,000        30,781
 (Netherlands)
"Shell" Transport and Trading Co., PLC                                           450,000        22,472      .28
 (New York Registered) (United Kingdom)
Imperial Oil Ltd. (Canada)                                                     1,461,900        35,634      .19
Sunoco, Inc.                                                                   1,000,000        29,437      .15
Pogo Trust I, Series A, 6.50% convertible preferred 2029                          38,600         2,084      .01

DATA PROCESSING & REPRODUCTION  -  5.45%
International Business Machines Corp.                                          2,800,000       306,775     1.62
Computer Associates International, Inc.                                        2,750,000       140,766      .74
Microsoft Corp. (1)                                                            1,600,000       128,000      .68
Hewlett-Packard Co.                                                              966,700       120,717      .64
Fujitsu Ltd. (Japan)                                                           3,000,000       103,682      .55
Compaq Computer Corp.                                                          3,500,000        89,469      .47
Oracle Corp. (1)                                                               1,000,000        84,063      .44
Dell Computer Corp. (1)                                                          600,000        29,587      .16
Gateway, Inc. (1)                                                                486,700        27,620      .15

ELECTRICAL & ELECTRONICS  -  4.09%
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)                       14,000,000       280,000     1.48
Nortel Networks Corp. (Canada)                                                 2,133,760       145,629      .77
Siemens AG (Germany)                                                             900,000       135,371      .71
Lucent Technologies Inc.                                                       1,200,000        71,100      .37
Toshiba Corp. (Japan)                                                          5,000,000        56,361      .30
NEC Corp. (Japan)                                                              1,547,000        48,512      .26
Cisco Systems, Inc. (1)                                                          600,000        38,138      .20

FOOD & HOUSEHOLD PRODUCTS  -  3.89%
Colgate-Palmolive Co.                                                          3,400,000       203,575     1.08
Nabisco Group Holdings Corp.                                                   7,300,000       189,344     1.00
H.J. Heinz Co.                                                                 1,800,000        78,750      .42
Kellogg Co.                                                                    2,200,000        65,450      .34
Unilever NV (New York Registered) (Netherlands)                                1,400,000        60,200      .32
Sara Lee Corp.                                                                 2,900,000        56,006      .30
Archer Daniels Midland Co.                                                     3,570,000        35,031      .18
Dole Food Co., Inc.                                                            1,527,500        21,385      .11
General Mills, Inc.                                                              404,200        15,460      .08
Tupperware Corp.                                                                 500,000        11,000      .06

INSURANCE  -  3.79%
Chubb Corp.                                                                    3,034,000       186,591      .99
Marsh & Mclennan Companies, Inc.                                               1,600,000       167,100      .88
Aon Corp.                                                                      3,000,000        93,187      .49
Allstate Corp.                                                                 3,100,000        68,975      .37
Cincinnati Financial Corp.                                                     1,650,000        51,872      .27
St. Paul Companies, Inc.                                                       1,500,000        51,188      .27
21st Century Insurance Group                                                   3,000,000        47,250      .25
 (formerly 20th Century Industries)
XL Capital Ltd., Class A                                                         472,000        25,547      .14
American International Group, Inc.                                               212,500        24,969      .13

LEISURE & TOURISM  -  3.59%
Seagram Co. Ltd. (Canada)                                                      5,704,900       330,884     1.75
Walt Disney Co.                                                                7,775,000       301,767     1.60
McDonald's Corp.                                                               1,400,000        46,113      .24

BANKING  -  3.17%
Bank of America Corp.                                                          3,200,000       137,600      .73
FleetBoston Corp.  (formerly Fleet Boston Corp.)                               3,750,000       127,500      .67
First Union Corp.                                                              2,854,700        70,832      .37
BANK ONE CORP.                                                                 2,500,000        66,406      .35
Fuji Bank, Ltd. (Japan)                                                        8,550,000        64,896      .34
Sumitomo Bank, Ltd. (Japan)                                                    4,600,000        56,314      .30
Wells Fargo & Co.                                                              1,400,000        54,250      .29
Dai-Ichi Kangyo Bank, Ltd. (Japan)                                             3,000,000        22,743      .12

DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.67%
AT&T Corp.                                                                     4,800,000       151,800      .80
Sprint FON Group                                                               2,643,700       134,829      .71
U S WEST, Inc.                                                                 1,250,000       107,187      .57
SBC Communications Inc.                                                        2,000,000        86,500      .46
GTE Corp.                                                                        300,000        18,675      .10
Bell Atlantic Financial Services, Inc.,                                      $5,000,000          6,075      .03
 Senior Exchangeable Notes, 4.25% 2005 (2)

CHEMICALS  -  2.64%
Dow Chemical Co.                                                              10,125,000       305,648     1.61
Imperial Chemical Industries PLC (ADR) (United Kingdom)                        3,500,000       107,844      .57
Bayer AG (Germany)                                                             1,130,000        44,029      .23
Air Products and Chemicals, Inc.                                               1,400,000        43,138      .23

MERCHANDISING  -  2.09%
Limited Inc.                                                                   8,768,578       189,620     1.00
Albertson's, Inc.                                                              2,332,550        77,557      .41
Lowe's Companies, Inc.                                                         1,500,000        61,594      .33
May Department Stores Co.                                                      2,200,000        52,800      .28
Dillard's Inc., Class A                                                        1,155,000        14,149      .07

UTILITIES: ELECTRIC & GAS  -  2.07%
Constellation Energy Group, Inc.                                               2,000,000        65,125      .34
Questar Corp.                                                                  3,000,000        58,125      .31
KeySpan Corp.                                                                  1,584,000        48,708      .26
Williams Companies, Inc.                                                       1,000,000        41,687      .22
Florida Progress Corp.                                                           850,000        39,844      .21
DTE Energy Co.                                                                 1,050,000        32,091      .17
Dominion Resources, Inc.                                                         675,000        28,941      .15
(formerly Consolidated Natural Gas Co.)
Western Resources, Inc.                                                        1,300,000        20,150      .10
FPL Group, Inc.                                                                  297,500        14,726      .08
MDU Resources Group, Inc.                                                        600,000        12,975      .07
Duke Energy Corp.                                                                205,200        11,568      .06
Southern Co.                                                                     482,400        11,246      .06
Entergy Corp.                                                                    150,000         4,078      .02
TXU Corp. (formerly Texas Utilities Co.)                                         120,800         3,564      .02

BEVERAGES & TOBACCO  -  2.06%
Coca-Cola Co.                                                                  4,000,000       229,750     1.21
PepsiCo, Inc.                                                                  3,600,000       159,975      .85

BUSINESS SERVICES  -  1.94%
FedEx Corp. (formerly FDX Corp.) (1)                                           2,600,000        98,800      .52
Cendant Corp. (1)                                                              2,700,000        37,800
Cendant Corp. 7.50% PRIDES convertible preferred                               1,242,100        27,016
Cendant Corp. 3.00% convertible debentures 2002 (2)                          $7,900,000          7,150      .38
Sabre Group Holdings, Inc., Class A (1)                                        2,045,304        58,291      .31
Interpublic Group of Companies, Inc.                                             860,000        36,980
Interpublic Group of Companies, Inc.                                         $8,168,000          7,903      .24
 1.87% convertible debentures 2006 (2)
United Parcel Service, Inc., Class B                                             734,600        43,341      .23
PSINet Inc., Series D, 7.00% convertible                                         575,000        19,478      .10
 preferred 2049 (2)
Equifax Inc.                                                                     600,000        15,750      .08
Waste Management, Inc. 4.00% converible debentures 2002                     $11,000,000         10,202      .05
Budget Group, Inc. 6.25% TIDES convertible                                       292,000         5,548      .03
 preferred 2005

TRANSPORTATION: AIRLINES  -  1.24%
Delta Air Lines, Inc.                                                          3,206,600       162,134      .86
AMR Corp. (1)                                                                  2,000,000        52,875      .28
Southwest Airlines Co.                                                         1,000,000        18,937      .10

FOREST PRODUCTS & PAPER  -  1.12%
Weyerhaeuser Co.                                                               1,525,000        65,575      .35
Willamette Industries, Inc.                                                    1,173,500        31,978      .17
Bowater Inc.                                                                     700,000        30,887      .16
Chesapeake Corp.                                                                 859,100        25,451      .14
Georgia-Pacific Corp., Georgia-Pacific Group                                     800,000        21,000
Georgia-Pacific Corp., Timber Group                                              150,000         3,244      .13
International Paper Co.                                                          653,100        19,471      .10
Fort James Corp.                                                                 600,000        13,875      .07

MACHINERY & ENGINEERING  -  0.99%
Deere & Co.                                                                    2,400,000        88,800      .47
Parker Hannifin Corp.                                                          1,900,000        65,075      .34
Caterpillar Inc.                                                               1,000,000        33,875      .18

METALS: NONFERROUS  -  0.95%
Alcoa Inc.                                                                     5,000,000       145,000      .76
Phelps Dodge Corp.                                                               965,620        35,909      .19

AEROSPACE & MILITARY TECHNOLOGY  -  0.93%
Boeing Co.                                                                     2,000,000        83,625      .44
Northrop Grumman Corp.                                                         1,000,000        66,250      .35
Raytheon Co., Class A                                                            670,232        13,028
Raytheon Co., Class B                                                            662,500        12,753      .14

FINANCIAL SERVICES  -  0.77%
Household International, Inc.                                                  1,700,000        70,656      .37
MBNA Corp.                                                                       810,000        21,971      .11
Capital One Financial Corp.                                                      450,000        20,081      .11
Fannie Mae                                                                       350,000        18,266      .10
SLM Holding Corp.                                                                400,000        14,975      .08

RECREATION, OTHER CONSUMER PRODUCTS  -  0.75%
Eastman Kodak Co.                                                              1,200,000        71,400      .38
EMI Group PLC (United Kingdom)                                                 4,769,900        43,370      .23
American Greetings Corp., Class A                                              1,000,000        19,000      .10
Hasbro, Inc.                                                                     525,000         7,908      .04

MULTI-INDUSTRY  -  0.75%
Honeywell International Inc.                                                   2,200,000        74,113      .39
Canadian Pacific Ltd. (Canada)                                                 2,560,000        67,040      .36

AUTOMOBILES  -  0.74%
Honda Motor Co., Ltd. (Japan)                                                  1,954,000        66,428      .35
Ford Motor Co.                                                                   883,900        38,008      .20
General Motors Corp.                                                             600,000        34,837      .19

WIRELESS TELECOMMUNICATION SERVICES  -  0.70%
MediaOne Group, Inc. 6.25% PIES convertible                                      750,000        67,453
 preferred 2001
MediaOne Group, Inc. 7.00% PIES convertible                                      240,000         9,720      .41
 preferred 2002
Crown Castle International Corp. (1)                                           1,500,000        54,750      .29

ELECTRONIC INSTRUMENTS  -  0.70
PE Biosystems Group                                                            1,815,200       119,576      .63
Research In Motion Ltd. (Canada) (1)                                             270,000        12,166      .07

MISCELLANEOUS MATERIALS & COMMODITIES  -  0.69%
Nippon Sheet Glass Co., Ltd. (Japan)                                           9,000,000       124,927      .66
Owens-Illinois, Inc. 4.75% convertible preferred 2049                            220,000         4,895      .03

IT CONSULTING & SERVICES  -  0.39%
Electronic Data Systems Corp.                                                  1,800,000        74,250      .39

INDUSTRIAL COMPONENTS  -  0.33%
Dana Corp.                                                                     1,100,000        23,306      .12
Illinois Tool Works, Inc.                                                        400,000        22,800      .12
Delphi Automotive Systems Corp.                                                1,165,518        16,973      .09

ENERGY EQUIPMENT  -  0.30%
Baker Hughes Inc.                                                              1,200,000        38,400      .20
Schlumberger Ltd. (Netherlands Antilles)                                         150,000        11,194      .06
Diamond Offshore Drilling, Inc. 3.75%                                        $6,500,000          6,812      .04
 convertible debentures 2007

HEALTH CARE PROVIDERS & SERVICES  -  0.19%
HCA - The Healthcare Co. (formerly                                             1,178,700        35,803      .19
 Columbia/HCA Healthcare Corp.)

TRANSPORTATION: RAIL & ROAD  -  0.05%
Union Pacific Capital Trust 6.25% TIDES                                          260,000        10,270      .05
 convertible preferred 2028 (2)

APPLIANCES & HOUSEHOLD DURABLES  -  0.05%
Newell Financial Trust I 5.25% QUIPS                                             254,000         9,747      .05
 convertible preferred 2027

MISCELLANEOUS  -  3.09%
Other equity securities in initial period of acquisition                                       585,690     3.09

TOTAL EQUITY SECURITIES   (cost: $12,976,618,000)                                           17,421,907    92.04


                                                                              Principal
                                                                                 Amount
                                                                                   (000)
Bonds and Notes

INDUSTRIALS -  0.32%
Charter Communications Holdings, LLC 8.25% 2007                                 $50,000         44,250      .23
CSC Holdings, Inc. 9.875% 2013                                                    10,000        10,262      .05
Time Warner Inc. 10.15% 2012                                                       6,000         6,886      .04

TRANSPORTATION: AIRLINES  -  0.07%
Delta Air Lines, Inc., Series 1993-A2, 10.50% 2016 (3)                            11,500        12,525      .07

TOTAL BONDS AND NOTES   (cost: $77,814,000)                                                     73,923      .39


Short-Term Securities

CORPORATE SHORT-TERM NOTES  -  7.30%
Associates First Capital Corp. 6.35%-6.85%                                       113,900       113,718      .60
 due 7/3-8/3/2000
Eastman Kodak Co. 6.08%-6.62% due 7/13-8/25/2000                                  85,000        84,670      .45
International Lease Finance Corp. 6.53%-6.56%                                     76,000        75,587      .40
 due 7/19-8/14/2000
Bell Atlantic Financial Services, Inc.                                            70,000        69,636      .37
 6.52%-6.60% due 7/7-8/23/2000
AT&T Corp. 6.51%-6.60% due 7/10-8/4/2000                                          61,900        61,616      .33
Minnesota Mining and Manufacturing Co. 6.50%-6.53%                                61,500        61,369      .32
 due 7/5-7/19/2000
Corporate Access Funding Co. Inc. 6.54%-6.60%                                     60,100        59,946      .32
 due 7/12-7/17/2000 (2)
General Motors Acceptance Corp. 6.54%-6.57%                                       53,100        52,783      .28
 due 7/13-8/15/2000
USAA Capital Corp. 6.51%-6.59% due 7/24-8/2/2000                                  52,000        51,717      .27
SBC Communications Inc. 6.08%-6.56%                                               50,375        50,253      .27
 due 7/3-8/22/2000 (2)
Wal-Mart Stores, Inc. 6.50%-6.51% due 7/11-7/18/2000 (2)                          50,000        49,882      .26
Coca-Cola Co. 6.07%-6.51% due 7/5-8/1/2000                                        50,000        49,853      .26
Alcoa Inc. 6.50%-6.55% due 7/12-7/28/2000                                         50,000        49,843      .26
Procter & Gamble Co. 6.49%-6.55% due 7/10-7/31/2000                               50,000        49,774      .26
Lucent Technologies Inc. 6.50%-6.53% due 7/7-8/14/2000                            50,000        49,769      .26
IBM Credit Corp. 6.56%-6.57% due 7/31-8/31/2000                                   50,000        49,575      .26
H.J. Heinz Co. 6.51%-6.55% due 7/5-7/21/2000                                      49,500        49,405      .26
Archer Daniels Midland Co. 6.10%-6.55% due 7/11-8/7/2000                          43,130        42,941      .23
Preferred Receivables Funding 6.53%-6.54%                                         40,000        39,860      .21
 due 7/7-7/24/2000 (2)
Ciesco LP 6.52%-6.60% due 7/5-7/25/2000                                           40,000        39,858      .21
E.W. Scripps Co. 6.55%-6.63% due 7/26-8/9/2000 (2)                                40,000        39,765      .21
Household Finance Corp. 6.54%-6.55% due 7/6-8/3/2000                              35,000        34,859      .18
Chevron USA Inc. 6.52%-6.55% due 7/7-7/21/2000                                    30,000        29,925      .16
E.I. du Pont de Nemours and Co. 6.53%-6.55%                                       30,000        29,846      .16
 due 7/11-9/11/2000
Motiva Enterprises LLC 6.55% due 8/11/2000                                        30,000        29,771      .16
Hershey Foods Corp. 6.52% due 7/24/2000                                           25,000        24,891      .13
Fortune Brands Inc. 6.08%-6.55% due 7/6-7/26/2000 (2)                             20,000        19,942      .11
Estee Lauder Companies Inc. 6.35%-6.58%                                           20,000        19,934      .11
 due 7/12-9/5/2000 (2)

FEDERAL AGENCY DISCOUNT NOTES  -  0.21%
Freddie Mac 6.44-6.52% due 7/11-9/7/2000                                          40,342        39,900      .21

TOTAL SHORT-TERM SECURITIES   (cost: $1,420,902,000)                                         1,420,888     7.51

TOTAL INVESTMENT SECURITIES   (cost:$14,475,334,000)                                        18,916,718    99.94
Excess of cash and receivables over payables                                                    10,777      .06
NET ASSETS                                                                                 $18,927,495   100.00



(1) Non-income-producing security.
(2) Purchased in a private placement transaction;
  resale to the public may require registration or sale only to qualified institutional buyers.
(3) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

ADR = American Depositary Receipts

See Notes to Financial Statements


Fundamental Investors

Equity Securities added since December 31, 1999
Advanced Micro Devices
American Home Products
Aon
Bristol-Myers Squibb
Cincinnati Financial
Coca-Cola
Crown Castle
Dell Computer
Equifax
Fannie Mae
Forest Laboratories
FPL Group
Infineon Technologies
IVAX
Lucent Technologies
Micron Technology
Nippon Sheet Glass
Norsk Hydro
PSINet
Research In Motion
Sabre Group
Sanofi-Synthelabo
Schlumberger
Semtech
Southwest Airlines
St. Paul Companies
Walt Disney


Equity Securities eliminated since December 31, 1999
AT&T Corp. Liberty Media
CK Witco
Coastal Corp.
Conoco
Federal-Mogul
Galileo International
International Flavors & Fragrances
Ito-Yokado
J.C. Penney
National City
NIKE
Nissan Motor
Royal & Sun Alliance Insurance
Schering-Plough
Telefonos de Mexico
Textron
TransCanada PipeLines
Washington Mutual

Fundamental Investors
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES                                         UNAUDITED
at June 30, 2000                                                          (dollars in       thousands)
Assets:
Investment securities at market
 (cost: $14,475,334)                                                                       $18,916,718
Cash                                                                                               119
Receivables for--
 Sales of investments                                                        $ 1,931
 Sales of fund's shares                                                        46,092
 Forward currency contracts - net                                                   0
 Dividends and accrued interest                                                23,537           71,560
                                                                                            18,988,397

Liabilities:
Payables for--
 Purchases of investments                                                      18,629
 Repurchases of fund's shares                                                  32,512
 Forward currency contracts - net                                                   0
 Dividends on fund's shares                                                         0
 Management services                                                            4,273
 Chase Manhattan Bank                                                               0
 Other expenses                                                                 5,488           60,902

Net Assets at June 30, 2000--                                                              $18,927,495

 Total authorized capital stock--1,000,000,000 shares
Class A shares, $1.00 par value
 Net Assets                                                                                $18,832,688
 Shares outstanding                                                                        558,185,517
 Net asset value per share                                                                      $33.74
Class B shares, $1.00 par value
 Net Assets                                                                                    $94,807
 Shares outstanding                                                                          2,812,225
 Net asset value per share                                                                      $33.71


See Notes to Financial Statements

STATEMENT OF OPERATIONS                                                     UNAUDITED
for the six months ended June 30, 2000                                    (dollars in       thousands)

Investment Income:
Income:
 Dividends                                                                 $  129,549
 Interest                                                                      34,677       $  164,226

Expenses:
 Management services fee                                                       24,267
 Distribution expenses - Class A                                               22,091
 Distribution expenses - Class B                                                  129
 Transfer agent fee - Class A                                                   8,461
 Transfer agent fee - Class B                                                      12
 Reports to shareholders                                                           44
 Registration statement and prospectus                                          1,143
 Postage, stationery and supplies                                               1,194
 Directors' fees                                                                   84
 Auditing and legal fees                                                           55
 Custodian fee                                                                    415
 Taxes other than federal income tax                                                1
 Other expenses                                                                   138           58,034

Net investment income                                                                          106,192

Realized Gain and Unrealized
 Apreciation on Investments:
Net realized gain                                                                              832,892
Net increase in unrealized
 appreciation on investments:
 Beginning of period                                                        4,369,267
 Open forward currency contracts                                                    0
 End of period                                                              4,441,397

   Net unrealized apreciation on investments                                                    72,130

 Net realized gain and
  unrealized apreciation
  on investments                                                                               905,022

Net Increase in Net Assets Resulting
 from Operations                                                                            $1,011,214


See Notes to Financial Statements


STATEMENT OF CHANGES IN NET ASSETS                                        (dollars in       thousands)

                                                                           Six Months            Year
                                                                                ended            ended
                                                                         06/30/2000 *          12/31/99

Operations:
Net investment income                                                      $  106,192       $  192,612
Net realized gain on investments                                              832,892        1,393,331
Net unrealized apreciation
 on investments                                                                72,130        1,590,469

 Net increase in net assets
  resulting from operations                                                 1,011,214        3,176,412

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income:
  Class A                                                                    (107,093)        (182,671)
  Class B                                                                         (86)               -
Distributions from net realized gains on investments
  Class A                                                                    (266,116)      (1,298,803)
  Class B                                                                           -                -

Total Dividends and Distributions                                            (373,295)      (1,481,474)

Capital Share Transactions:
 Proceeds from shares sold                                                  2,639,318        2,627,090
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                           353,631        1,404,953
 Cost of shares repurchased                                                (1,306,470)      (1,836,795)

 Net increase in net assets resulting from
  capital share transactions                                                1,686,479        2,195,248
Total Increase in Net Assets                                                2,324,398        3,890,186

Net Assets:
Beginning of period                                                        16,603,097       12,712,911

End of period (including
 undistributed net investment
 income: $30,361 and $31,348,
 respectively)                                                            $18,927,495      $16,603,097


* Unaudited
See Notes to Financial Statements

    FUNDAMENTAL INVESTORS, INC.

                   NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

 ORGANIZATION - Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income primarily through investments in common stocks.

The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 5.75%. Class B shares are sold without an initial sales charge but subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

 SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and original issue discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

ALLOCATIONS - Income, expenses other than class-specific expenses and realized and unrealized gains and losses are allocated daily between the classes based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses, are accrued daily and charged to the applicable share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investment in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluations of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the security markets.

TAXATION - Dividend and Interest income is recorded net of    non-U.S. taxes
paid. For the six months ended June 30, 2000, such non-U.S. taxes were $3,549,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, and other receivables and payables, on a book basis, were $97,000 for the six months ended June 30, 2000.

3. FEDERAL INCOME TAXATION - The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

 As of June 30, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $4,441,384,000; $5,301,132,000 related to appreciated securities and $859,748,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended June 30, 2000. Net losses related to non-U.S. currency transactions of $97,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $14,475,334,000 at June 30, 2000.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

 INVESTMENT ADVISORY FEE - The fee of $24,267,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on the following rates and net asset levels:

                           Average Net Asset Level (in billions)

Rate                       In Excess of               Up to

 .39%                       $0                         $1

 .336%                      $1                         $2

 .30%                       $2                         $3

 .276%                      $3                         $5

 .27%                       $5                         $8

 .258%                      $8                         $13

 .252%                      $13


The Board of Directors has approved an amended agreement effective September 1, 2000. Beginning June 1, 2000, CRMC has voluntarily agreed to waive its management fees in excess of those provided by the amended agreement. As a result, the amount waived was $3,000. The amended agreement provides for fees at the following rates and net asset levels:

                           Average Net Asset Level (in billions)

Rate                       In Excess of               Up to

 .252%                      $13                        $17

 .25%                       $17                        $21

 .248%                      $21                        $27

 .246%                      $27


DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Pursuant to a Plan of Distribution for Class B shares, the fund may expend up to 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. During the six months ended June 30, 2000, distribution expenses under the Plan of Distribution for Class A shares were limited to $22,091,000. Had no limitation been in effect, the fund would have paid $23,276,000 in distribution expensese for Class A shares under the plan. Some or all of the amounts not paid by the fund may be recovered by the distibutor in the future. During the six months ended June 30, 2000 distribution expenss under the Plan of Distribution for Class B shares were $ 129,000. As of June 30, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $3,193,000 and $65,000, respectively.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $7,042,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $8,473,000.

 DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of June 30, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $793,000.

 AFFILIATED DIRECTORS' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

 The fund made purchases and sales of investment securities, excluding short-term securities, of $3,931,067,000 and $2,902,827,000, respectively, during the six months ended June 30, 2000.

  As of June 30, 2000, net assets consisted of the following:

Capital paid in on shares of beneficial interest                    $13,623,724
Undistributed net investment income                                      30,361
Accumulated net realized gain                                           832,013
Net unrealized appreciation                                           4,441,397
Net assets                                                          $18,927,495

 Capital share transations in the fund were as follows:

                                                            Six monthe
                                                            ended June 30,
                                                            2000
                                                            Amount (000)           Shares
Class A Shares:
  Sold                                                       $  2,544,242       77,106,713
  Reinvestment of dividends and distributions                     353,548       11,265,929
  Repurchased                                                  (1,305,910)     (39,662,844)
   Net increase in Class A                                      1,591,880       48,709,798
Class B Shares*:
  Sold                                                                 95,076        2,826,396
  Reinvestment of dividends and distributions                              83            2,483
  Repurchased                                                            (560)         (16,654)
   Net increase in Class B                                             94,599        2,812,225
Total Net Increase in fund                                   $  1,686,479           51,522,023

                                                            Year ended
                                                            December 31,
                                                            1999
                                                            Amount (000)           Shares
Class A Shares:
  Sold                                                       $  2,627,090       82,752,634
  Reinvestment of dividends and distributions                   1,404,953       45,448,355
  Repurchased                                                  (1,836,795)     (58,299,290)
   Net increase in Class A                                      2,195,248       69,901,699
Class B Shares*:
  Sold                                                              -                 -
  Reinvestment of dividends and distributions                       -                 -
  Repurchased                                                       -                 -
   Net increase in Class B                                          -                 -
Total Net Increase in fund                                   $  2,195,248       69,901,699

* Class B shares were not offered
 before March 15, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $415,000 includes $47,000 that was paid by these credits rather than in cash.

Fundamental Investors
PER-SHARE DATA AND RATIO

                                                                       Net asset                            Net gains
                                                                           value,            Net        on securities
Period                                                                  beginning      investment      (both realized
Ended(1)                                                                of period          income     and unrealized)
Class A:
2000                                                                        $32.59        $.20(2)            $1.66(2)
1999                                                                         28.92            .41                6.45
1998                                                                         27.40            .42                4.09
1997                                                                         24.54            .41                6.00
1996                                                                         22.29            .41                4.00
1995                                                                         17.50            .41                5.46

Class B:
2000                                                                         31.93         .06(2)             1.78(2)


                                                                                        Dividends
                                                                      Total from       (from net        Distributions
Period                                                                 investment      investment       (from capital
Ended(1)                                                               operations         income)              gains)
Class A:
2000                                                                        $1.86          $(.20)             $ (.51)
1999                                                                         6.86           (.40)               (2.79)
1998                                                                         4.51           (.40)               (2.59)
1997                                                                         6.41           (.42)               (3.13)
1996                                                                         4.41           (.40)               (1.76)
1995                                                                         5.87           (.40)               (.68)

Class B:
2000                                                                         1.84           (.06)                   -



                                                                                       Net asset
Period                                                                      Total      value, end              Total
Ended(1)                                                            distributions       of period              return
Class A:
2000                                                                      $ (.71)           $33.74              5.88%
1999                                                                        (3.19)           32.59               24.58
1998                                                                        (2.99)           28.92               16.72
1997                                                                        (3.55)           27.40               26.67
1996                                                                        (2.16)           24.54               19.99
1995                                                                        (1.08)           22.29               34.21

Class B:
2000                                                                        (.06)            33.71                5.75



                                                                                        Ratio of            Ratio of
                                                                      Net assets,        expenses          net income
Period                                                              end of period      to average          to average
Ended(1)                                                            (in millions)      net assets          net assets
Class A:
2000                                                                      $18,832        0.65%(3)            1.20%(3)
1999                                                                       16,603             0.63                1.33
1998                                                                       12,713             0.63                1.47
1997                                                                       10,465             0.63                1.54
1996                                                                        7,165             0.66                1.78
1995                                                                        4,754             0.70                2.08

Class B:
2000                                                                           95         1.39(3)              .55(3)



                                                                        Portfolio
Period                                                                   turnover
Ended(1)                                                                     rate
Class A:
2000                                                                    17.36%(4)
1999                                                                        45.50
1998                                                                        52.57
1997                                                                        45.09
1996                                                                        39.07
1995                                                                        25.47

Class B:
2000                                                                     17.36(4)



(1) The periods 1995 through 1999 represent fiscal years ended December 31. The periods ended 2000 (unaudited)
    represent for Class A shares, the six-month period ended June 30, 2000, and for Class B shares, the 107-day period ended June 30, 2000.  Class B
 shares were not offered before March 15, 2000.
  Totals returns for such periods are
    based on activity during the period
 and thus are not representative of a full year.
  Total returns exclude all sales charges,
    including contingent deferred sales charges.
(2) Based on average shares outstanding.
(3) Annualized.
(4) Represents portfolio turnover rate
 (equivalent for all share classes)
    for the six months ended June 30, 2000.

Directors and other officers

Directors

Guilford C. Babcock
San Marino, California
Associate Professor of Finance,
Marshall School of Business,
University of Southern California

James E. Drasdo
Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

Robert A. Fox
Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

Roberta L. Hazard
McLean, Virginia
Consultant; Rear Admiral,
U.S. Navy (retired)

Leonade D. Jones
Burlingame, California
Management consultant; former Treasurer,
The Washington Post Company

John G. McDonald
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

Gail L. Neale
Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of
the Salzburg Seminar

Henry E. Riggs
Claremont, California
President, Keck Graduate Institute
of Applied Life Sciences

James F. Rothenberg
Los Angeles, California
Chairman of the Board of the fund
President and Director,
Capital Research and Management Company

Patricia K. Woolf, Ph.D.
Princeton, New Jersey
Private investor; corporate director;
lecturer, Department of Molecular Biology,
Princeton University

Other Officers

Gordon Crawford
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

Paul G. Haaga, Jr.
Los Angeles, California
Senior Vice President of the fund
Executive Vice President and Director,
Capital Research and Management Company

Michael T. Kerr
Los Angeles, California
Senior Vice President of the fund
Senior Vice President,
Capital Research Company

Dina N. Perry
Washington, D.C.
Senior Vice President of the fund
Senior Vice President,
Capital Research and Management Company

Martin Romo
San Francisco, California
Vice President of the fund
Vice President and Director,
Capital Research Company

Julie F. Williams
Los Angeles, California
Secretary of the fund
Vice President  Fund Business
Management Group, Capital Research
and Management Company

Sheryl F. Johnson
Norfolk, Virginia
Treasurer of the fund
Vice President  Fund Business
Management Group, Capital Research
and Management Company

David A. Pritchett
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President  Fund Business
Management Group, Capital Research
and Management Company


[The American Funds Group(r)]

Offices of the fund
One Market, Steuart Tower
Suite 1800
San Francisco, California 94105-1409

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

Transfer agent for
shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

Custodian of assets
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

For information about your account or any of the fund's services, or for a prospectus for any of the American Funds, please contact your financial adviser. You may also call American Funds Service Company, toll-free, at 800/421-0180 or visit www.americanfunds.com on the World Wide Web. Please read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2000, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

There are two ways to invest in Fundamental Investors. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Class B shares, which are not available for certain employer-sponsored retirement plans, have no up-front sales charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time. Because expenses are first deducted from income, dividends for Class B share accounts will be lower.

Printed on recycled paper
Litho in USA KBD/CG/4627
Lit. No. FI-013-0800